EXHIBIT 24.1
POWER OF ATTORNEY
KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Cliffs Natural Resources Inc., an Ohio corporation (the “ Registrant ”), does hereby constitute and appoint each of Joseph A. Carrabba, Laurie Brlas, P. Kelly Tompkins and Timothy K. Flanagan, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the “ Form S-8 Registration Statement ”) with respect to the registration under the Securities Act of 1933, of Common Shares of the Registrant issuable in connection with the Cliffs Natural Resources Inc. 2012 Incentive Equity Plan, (ii) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
This Power of Attorney may be executed in multiple counterparts, each of which will be deemed an original with respect to the person executing it.
IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 11th day of September, 2012.

/s/ Joseph A. Carrabba	/s/ Timothy K. Flanagan
Joseph A. Carrabba	Timothy K. Flanagan
Chairman of the Board, President, Chief Executive Officer and Director	Vice President, Corporate Controller & Chief Accounting Officer
/s/ Susan M. Cunningham	/s/ Barry J. Eldridge
Susan M. Cunningham	Barry J. Eldridge
Director	Director
/s/ Susan M. Green
Andrés Gluski	Susan M. Green
Director	Director
/s/ Janice K. Henry	/s/ James F. Kirsch
Janice K. Henry	James F. Kirsch
Director	Director
/s/ Francis R. McAllister	/s/ Richard K. Riederer
Francis R. McAllister	Richard K. Riederer
Director	Director
/s/ Richard Ross
Richard Ross
Director

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Cliffs Natural Resources Inc., an Ohio corporation (the “ Registrant ”), does hereby constitute and appoint each of Joseph A. Carrabba, Laurie Brlas, P. Kelly Tompkins and Timothy K. Flanagan, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the “ Form S-8 Registration Statement ”) with respect to the registration under the Securities Act of 1933, of Common Shares of the Registrant issuable in connection with the Cliffs Natural Resources Inc. 2012 Incentive Equity Plan, (ii) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
This Power of Attorney may be executed in multiple counterparts, each of which will be deemed an original with respect to the person executing it.
IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 24th day of October, 2012.

/s/ Terrance M. Paradie
Terrance M. Paradie
Senior Vice President and Chief Financial Officer